SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)   December 23, 2003

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-00508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signature
Press Release

Item 5. Other Events

On December 23, 2003, Sierra Pacific Resources (SPR) announced that Ernest E. East has been elected vice president, general counsel and corporate secretary, and will be joining SPR in January 2004. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not required

(b)	Pro forma financial information.

Not required

(c)	Exhibit.

99.1 Sierra Pacific Resources- Press Release issued December 23, 2003

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: December 24, 2003	By:	/s/ John E. Brown John E. Brown Vice President, Controller

Nevada Power Company (Registrant)

Date: December 24, 2003	By:	/s/ John E. Brown John E. Brown Vice President, Controller

Sierra Pacific Power Company (Registrant)

Date: December 24, 2003	By:	/s/ John E. Brown John E. Brown Vice President, Controller

Exhibit Index

Exhibit 99.1

     Sierra Pacific Resources- Press Release issued December 23, 2003.